Exhibit 4.1

IRREVOCABLE AGREEMENT TO CONVERT SERIES B CONVERTIBLE PREFERRED STOCK

This Irrevocable Agreement to Convert Series B Convertible Preferred Stock (the “Agreement”) is made as of February 1, 2006 by and among NeoRx Corporation, a Washington corporation (the “Company”), the holders of shares of Series B Convertible Preferred Stock listed on Exhibit A attached hereto (individually, a “Preferred Holder” and collectively, the “Preferred Holders”) and the Purchasers (as defined below).

RECITALS

WHEREAS, pursuant to a Securities Purchase Agreement of even date herewith among the Company and the purchasers (collectively, the “Purchasers”) named therein (the “Purchase Agreement”), in form attached hereto as Exhibit B, the Company desires to sell to such Purchasers shares of the Company’s Common Stock (“Common Stock”) and warrants to purchase shares Common Stock (the “Equity Financing”);

WHEREAS, to provide the Company with additional resources to conduct its business and pursue shareholder approval of the transactions contemplated by the Purchase Agreement, pursuant to the terms and conditions of a Note and Warrant Purchase Agreement of even date herewith among the Company and the Purchasers, in form attached hereto as Exhibit C, the Purchasers have agreed to provide a convertible loan to the Company and the Company shall issue to the Purchasers convertible notes and warrants to purchase shares of Common Stock (the “Bridge Financing”);

WHEREAS, a condition to the Purchaser’s obligations under the Purchase Agreement is that the Company and the Preferred Holders enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which each of the Preferred Holders agrees to convert all of the outstanding shares of Series B Convertible Preferred Stock of the Company (“Series B Preferred”) into shares of the Company’s Common Stock pursuant to the provisions of Sections 5(a) and (c) of the Designation of Rights and Preferences of Series B Convertible Preferred Stock of the Company (“Series B Preferred Designation of Rights and Preferences”), which is incorporated into and a part of the Company’s Amended and Restated Articles of Incorporation (the “Amended Articles”);

WHEREAS, each Preferred Holder is the holder and owner of record of that number of shares of Series B Preferred listed opposite its name on Exhibit A hereto; and

WHEREAS, the Company and the Preferred Holders desire to facilitate the consummation of the Bridge Financing and the Equity Financing by irrevocably agreeing to the terms and conditions set forth below pursuant to which all outstanding shares of Series B Preferred will be voluntarily converted by the holder thereof into shares of Common Stock.

AGREEMENT

The parties agree as follows:

1.             Consent to Conversion.   Each Preferred Holder hereby agrees to execute and deposit with the Company simultaneously herewith a written shareholder conversion notice in the form attached hereto as Exhibit D (the “Consent”) to the voluntary conversion (the “Conversion”) of all of the outstanding shares of Series B Preferred held or beneficially owned by such Preferred Holder into shares of the Company’s Common Stock pursuant to and as provided in the provisions of Sections 5(a) and (c) (subject in all cases to the limitations of Sections 5(i) and 5(h)) of the Series B Preferred Designation of Rights and Preferences, which is incorporated into and a part of the Amended Articles.  In the event the Closing of the Equity Financing does not occur, this Agreement and the Consents shall be of no further force or effect. The Consent shall be subject to completion and delivery on the Preferred Holder’s behalf by the Attorney-in-Fact as set forth in Section 3 below.  The Conversion shall be effective immediately after the Closing (as defined in the Purchase Agreement) of the Equity Financing upon the terms set forth in Exhibit B hereto (or any changes approved in advance by each of the Preferred Holders (the “Conversion Date”)).  Each Preferred Holder hereby acknowledges and agrees that the number of shares of Common Stock that such Preferred Holder is entitled to be issued upon the Conversion, including, without limitation, after giving effect to any anti-dilution adjustments to the shares of Series B Preferred in accordance with the Amended Articles and the Series B Preferred Designation of Rights and Preferences upon the issuance of the Transaction Securities (as defined in the Purchase Agreement), are as set forth opposite such Preferred Holder’s name on Exhibit E hereto.

2.             Agreement.   Each of the Preferred Holders hereby agrees to vote, if necessary, all of the shares of the Company’s Series B Preferred (now or hereafter beneficially owned by such Preferred Holder), including on an as-converted basis as a single voting class with the Company’s Common Stock, to execute any other consents and to take any such other actions as may be necessary to effect the Conversion, all in accordance with the terms of this Agreement and the Amended Articles and to the extent permitted by Nasdaq.  Within two (2) business days after the Conversion Date, each Preferred Holder hereby agrees to deliver and surrender to the Company the original certificate representing the Series B Preferred that was converted pursuant to the Conversion.  At or prior to the Closing (as defined in the Purchase Agreement), the Attorney-in Fact (as defined below) hereby agrees to take all actions set forth in Section 3 below and to deliver and release to the Company fully completed and executed Consents on behalf of each Preferred Holder.  The Company hereby agrees to issue the shares of Common Stock to the Preferred Holders (and certificates therefor) as set forth on Exhibit E hereto upon the Conversion promptly and in accordance with the provisions of Section 5(c) of the Series B Preferred Designation of Rights and Preferences and the Amended Articles and to otherwise comply in all respects with the provisions of such charter documents, including, without limitation, Section 10 of the Series B Preferred Designation of Rights and Preferences.  The Company and the Preferred Holders hereby agree that upon the Conversion the shares of Series B Preferred so converted shall not be reissued by the Company and shall be retired and cancelled.

3.             Irrevocable Agency.  Each Preferred Holder hereby irrevocably appoints the Perkins Coie LLP, counsel to the Company (the “Attorney-in-Fact”), as its agent and attorney-in-fact in its name, place and stead, with full power and authority to act, including full power of substitution, in the name of, for and on behalf of each Preferred Holder relating to any matters arising in connection with, or related to the following actions and omissions to: (i) fill in the effective date of the Conversion in the Consent based upon the Conversion Date specified in Section 1 and (ii) deliver and release the fully completed and executed Consent on behalf of such Preferred Holder to the Company on or after the Conversion Date for the limited purpose of consenting to and causing the Conversion as set forth herein, to the same extent and with the same effect as the undersigned might or could do under any applicable laws governing the rights and powers of shareholders of a Washington corporation.  It is understood and agreed that the Consent and this irrevocable appointment relates solely to the Conversion to be effected in accordance with this Agreement and does not authorize the Attorney-in-Fact to take any other action with respect to any other matters.  The Company is entitled to rely on any action or decision taken by the Attorney-in-Fact within the scope of the appointment specifically set forth herein.  This Agreement and the agency appointment contained herein are coupled with an interest and may not be revoked during the term of this Agreement.  The Attorney-in-Fact may not delegate, assign or otherwise transfer its obligations hereunder to another person or entity without the prior written consent of the Company, the Preferred Holders, and the Purchasers holding at least 60% in interest of the convertible notes issued in the Bridge Financing.

4.             Representations, Warranties and Covenants.

(a)           By the Preferred Holders.  Each Preferred Holder hereby represents and warrants that such Preferred Holder (a) owns the shares of the Series B Preferred set forth on Exhibit A attached hereto, (b) has full power to enter into this Agreement and has not, prior to the date of this Agreement, executed or delivered any proxy or entered into any other voting or agency agreement or similar arrangement with respect to the matter set forth herein, (c) will not transfer, assign, encumber or otherwise dispose of any shares of Series B Preferred prior to the earlier of the Conversion or the termination of this Agreement as set forth in Section 5 hereof and will not take any other action inconsistent with the purposes and provisions of this Agreement and (d) believes such Preferred Holder has received all the information it considers necessary or appropriate for deciding whether to effect the Conversion with respect to such Preferred Holder’s shares of Series B Preferred and such Preferred Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Conversion, the sale and issuance of the Transaction Securities (as defined in the Purchase Agreement) and the business, properties, prospects and financial condition of the Company.

(b)           By the Company.  The Company represents and warrants, as of the date hereof and as of the Conversion Date, that (i) the Company has filed a Registration Statement on Form S-3, as amended (No. 333-11344) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the shares of Common Stock issuable upon conversion of the Series B Preferred and exercise of the warrants to purchase shares of common stock (the “Warrants”) granted pursuant to that certain Preferred Stock and Warrant Purchase Agreement dated as of December 3, 2003, by and among the Company and the buyers named therein (the “Registrable Securities”); (ii) the Registration Statement is currently effective with the Commission, and the Company has no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission;  (iii) the Registrable Securities are available for resale by the Preferred Holders under the Securities Act of 1933 (the “Securities Act”) pursuant to the Registration Statement, subject to compliance by the Preferred Holders with the prospectus delivery or other requirements under Rule 144 of the Securities Act; (iv) the Registration Statement complies in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder applicable to the Registration Statement; (v) the Registration Statement does not and, at the time it was filed, each document incorporated by reference in the Registration Statement did not, contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the Registrable Securities upon issuance will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of shareholders of the Company.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed under this Agreement by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such actions as may be reasonably necessary to protect the rights of the parties to this Agreement against impairment.

5.             Termination.  This Agreement (including the Appointment of the Attorney-in- Fact pursuant to Section 3 hereof) shall terminate upon the earlier to occur of: (i) the occurrence of any event pursuant to which all of the outstanding shares of Series B Preferred are converted into shares of the Company’s Common Stock, (ii) the consummation of a Liquidation (as defined in Section 3(d) of the Amended Articles) or (iii) June 1, 2006.

6.             Miscellaneous.

(a)           Entire Agreement.  This Agreement and the exhibits hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

(b)           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c)           Amendments and Waivers.  Any term hereof may be amended or waived only with the written consent of the Company, the Preferred Holders, and the Purchasers holding at least 60% in interest of the convertible notes issued in the Bridge Financing.

(d)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by fax, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or on Exhibit A hereto or in the Purchase Agreement, or as subsequently modified by written notice.

(e)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

(f)            Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

(g)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(h)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i)            Specific Enforcement.  It is agreed and understood that monetary damages would not adequately compensate an injured party to this Agreement for the breach of the provisions of this Agreement by any other party hereto, that the terms of this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order.  Further, each party hereto waives any claim or defense that there is an adequate remedy of law for such breach or threatened breach.

(j)            Confidentiality.  With the exception of the information in Schedules A and B, which shall remain confidential at all times (except to the extent disclosure of such information is required by law or the rules of the Commission or Nasdaq), each Preferred Holder agrees to treat and hold as confidential the terms of this Agreement and the transactions contemplated hereby until such time as the Bridge Financing and Equity Financing have been publicly disclosed pursuant to Section 4.4 of the Purchase Agreement.

(k)           Independent Nature of Preferred Holders’ Obligations and Rights. The obligations of each Preferred Holder under this Agreement are several and not joint with the obligations of any other Preferred Holder, and no Preferred Holder shall be responsible in any way for the performance of the obligations of any other Preferred Holder under this Agreement. Nothing contained herein or therein and no action taken by any Preferred Holder pursuant hereto or thereto, shall be deemed to constitute the Preferred Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Preferred Holders are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this

Agreement.  Each Preferred Holder confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Preferred Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Preferred Holder to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

THE COMPANY

NEORX CORPORATION

/s/ Gerald McMahon
Gerald McMahon
Chairman and Chief Executive Officer

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PREFERRED HOLDER

ROYAL BANK OF CANADA
By its agent
RBC Capital Markets Corporation

By:	/S/STEVEN C. MILKE
Name:	Steven C. Milke
Managing Director
By:	/S/JOSEF MUSKATEL
Name:	Joseph Muskatel
Director and Senior Counsel

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PREFERRED HOLDER

By:	/S/LARRY GOLDFARB
Name:	LARRY GOLDFARB
Its:	MANAGING PARTNER

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PREFERRED HOLDER
T ROWE PRICE ASSOCIATES, INC.
As Registered Investment Adviser to the T. Rowe Price Funds listed in Exhibits A and B
RBC Capital Markets Corporation
By:	/S/ JAY S. MARKOWITZ
Name:	JAY S. MARKOWITZ
Its:	VICE PRESIDENT

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PREFERRED HOLDER
SDS CAPITAL GROUP SPC, LTD.
By:	/S/ STEVE DERBY
Name:	STEVE DERBY
Its:	DIRECTOR

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

DEERFIELD SPECIAL SITUATIONS FUND, LTD.

By:	/S/DARREN LEVINE

Name:	DARREN LEVINE

Its:	CFO

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LTD.

By:	/S/DARREN LEVINE

Name: DARREN LEVINE

Its: CFO

SIGNATURE PAGE TO IRREVOCABLE AGREEMENT TO CONVERT SERIES B CONVERTIBLE
PREFERRED STOCK

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

ABINGWORTH BIOVENTURES IV EXECUTIVES LP

By:	/S/JAMES ABELL

Name:	ABINGWORTH MANAGEMENT LTD JAMES ABELL

Its:	DIRECTOR

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

ABINGWORTH BIOEQUITIES MASTER FUND LTD

By:	/S/ JAMES ABELL

Name:	ABINGWORTH MANAGEMENT LTD JAMES ABELL

Its:	DIRECTOR

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

ABINGWORTH BIOVENTURES III LP

By:	/S/ JAMES ABELL

Name:	JAMES ABELL ABINGWORTH MANAGEMENT LTD

Its:	DIRECTOR

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV Co-Investment
Fund, L.P.

/S/ CARL GOLDFISCHER
By: Bay City Capital LLC, its Manager
By: Carl Goldfischer, Manager and Managing Director

Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111

Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV, L.P.

/S/ CARL GOLDFISCHER
By: Bay City Capital LLC, its Manager
By: Carl Goldfischer, Manager and Managing Director

Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

MPM ASSET MANAGEMENT
INVESTORS 2005 BVIII LLC

By:	/S/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Manager

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOEQUITIES MASTER FUND, LP

By: MPM BioEquities GP, L.P., its General Partner

By: MPM BioEquities GP LLC, its General Partner

By:	/S/ KURT VON EMSTER
Manager

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By: MPM BioVentures III LLC, its General Partner

By:	/S/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Series A Member

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOEQUITIES III PARALLEL FUND L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/S/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Series A Member

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/S/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Series A Member

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/S/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Series A Member

Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

By:	/S/ STEVEN BLOOM
Name: Steven Bloom
Title: Managing Director, Sagamore Hill Capital Management, on behalf of Sagamore Hill Hub Fund, Ltd.

One Manhattanville Road

Purchase, NY 10577

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

SHEPHERD INVESTMENTS INTERNATIONAL, LTD.

BY: STARK OFFSHORE MANAGEMENT, LLC
ITS INVESTMENT MANAGER

By:	/S/ MICHAEL A. ROTH

Name:	Michael A. Roth

Its:	Managing Member

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IRREVOCABLE AGREEMENT TO CONVERT SERIES B CONVERTIBLE
PREFERRED STOCK

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

T. ROWE PRICE ASSOCIATES, INC., AS REGISTERED INVESTMENT ADVISER TO THE PARTICIPATING T. ROWE PRICE ACCOUNTS IN EXHIBIT B

By:	/S/ DARRELL N. BRAMAN

Darrell N. Braman

Vice President and Associate Legal Counsel

100 East Pratt Street

Baltimore, MD 21202

Phone: 410-345-2013

Facsimile: 410-345-6575

SIGNATURE PAGE – IRREV AGMT TO CONVERT SERIES B CONVERTIBLE PREFERRED STOCK
T. ROWE PRICE ASSOCIATES, INC. - PURCHASER

EXHIBIT A

Name and Address of Series B Holder	Shares of Series B Preferred Beneficially Owned

SDS Capital Group SPC, LTD. c/o SDS Capital Group 53 Forest Avenue Old Greenwich, CT 06870 Attn: Steve Derby Scott Derby	330

BayStar Capital II, LP c/oBayStar Capital Management, LLC 80 E. Sir Francis Drake Blvd., Suite 2B Lakespur, CA 94939 Attention: Lawrence Goldfarb Michael Randall	170

Royal Bank of Canada c/o RBC Capital Markets Corporation One Liberty Plaza 165 Broadway New York, NY 10006 Attn: Josef Muskatel Director and Senior Counsel Derivatives Tel: (212) 858-7492 Fax: (212) 428-3062	1,000

Name and Address of Series B Holder	Shares of Series B Preferred Beneficially Owned

T. Rowe Price Health Sciences Fund, Inc. Nominee name: Lobstercrew & Co. State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	45

TD Mutual Funds – TD Health Sciences Fund Nominee name: Mac & Co. Physical Deliveries New York Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	13

Name and Address of Series B Holder	Shares of Series B Preferred Beneficially Owned

Valic Company I—Health Sciences Fund Nominee name: Squidrig & Co. State Street Bank 2 Avenue de Lafayette, 5 Northwest Boston, MA 02110 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	5

John Hancock Trust-Health Sciences Trust Nominee name: Lamppost & Co. State Street Bank 2 Avenue de Lafayette, 5 Northwest Boston, MA 02110 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	6

Name and Address of Series B Holder	Shares of Series B Preferred Beneficially Owned

IDEX Mutual Funds-IDEX T. Rowe Price Health Sciences Nominee name: Hare & Co. Bank of New York One Wall Street Window A New York, NY 10286 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	3

Raytheon Company Combined DB/DC Master Trust – Health Sciences Nominee name: BOST & Co. Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	3

TOTAL	1,575

EXHIBIT B

SECURITIES PURCHASE AGREEMENT

EXHIBIT C

NOTE AND WARRANT PURCHASE AGREEMENT

EXHIBIT D

FORM OF SHAREHOLDER CONVERSION NOTICE

(To be executed by the registered Holder in order to convert shares of Convertible Preferred Stock)

The undersigned hereby irrevocably elects to convert the number of shares of Series B Convertible Preferred Stock (the “Convertible Preferred Stock”) indicated below into shares of common stock, par value $0.02 per share (the “Common Stock”), of NeoRx Corporation, a Washington corporation (the “Corporation”), according to the Designation of Rights and Preferences of the Convertible Preferred Stock and the conditions hereof, as of the date written below. The undersigned hereby requests that certificates for the shares of Common Stock to be issued to the undersigned pursuant to this Shareholder Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If the shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. A copy of the certificate representing the Convertible Preferred Stock being converted is attached hereto.

Date of Conversion (Date of Notice)

Number of shares of Convertible Preferred Stock owned prior to Conversion

Number of shares of Convertible Preferred Stock to be Converted

US$10,000.00
Stated Value of Convertible Preferred Stock to be Converted

$0.00
Amount of accumulated and unpaid dividends on shares of Convertible Preferred Stock to be Converted

Number of shares of Common Stock to be Issued (including conversion of declared but unpaid dividends on shares of Convertible Preferred Stock to be Converted)

$1.65
Applicable Conversion Value

Number of shares of Convertible Preferred Stock owned subsequent to Conversion

Conversion Information:[NAME OF HOLDER]

Address of Holder:

Issue Common Stock to (if different than above):

Name:
Address:

Tax ID #:

The undersigned represents, subject to the accuracy of information filed under the Securities Act and the Exchange Act by the Corporation with respect to the outstanding Common Stock of the Corporation, as of the date hereof that, after giving effect to the conversion of Preferred Shares pursuant to this Shareholder Conversion Notice, the undersigned will not exceed the “Beneficial Ownership Cap” contained in Section 5(h) of the Designation of Rights and Preferences of the Convertible Preferred Stock.

Name of Holder

By:
Name:
Title:

EXHIBIT E

Name and Address of Series B Holder	Shares of Common Stock To Be Beneficially Owned Upon the Conversion

SDS Capital Group SPC, LTD. c/o SDS Capital Group 53 Forest Avenue Old Greenwich, CT 06870 Attn: Steve Derby Scott Derby	2,000,000

BayStar Capital II, LP c/oBayStar Capital Management, LLC 80 E. Sir Francis Drake Blvd., Suite 2B Lakespur, CA 94939 Attention: Lawrence Goldfarb Michael Randall	1,030,303

Royal Bank of Canada c/o RBC Capital Markets Corporation One Liberty Plaza 165 Broadway New York, NY 10006 Attn: Josef Muskatel Director and Senior Counsel Derivatives Tel: (212) 858-7492 Fax: (212) 428-3062	6,060,606

Name and Address of Series B Holder	Shares of Common Stock To Be Beneficially Owned Upon the Conversion

T. Rowe Price Health Sciences Fund, Inc. Nominee name: Lobstercrew & Co. State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	272,727

TD Mutual Funds – TD Health Sciences Fund Nominee name: Mac & Co. Physical Deliveries New York Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	78,788

Name and Address of Series B Holder	Shares of Common Stock To Be Beneficially Owned Upon the Conversion

Valic Company I—Health Sciences Fund Nominee name: Squidrig & Co. State Street Bank 2 Avenue de Lafayette, 5 Northwest Boston, MA 02110 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	30,303

John Hancock Trust-Health Sciences Trust Nominee name: Lamppost & Co. State Street Bank 2 Avenue de Lafayette, 5 Northwest Boston, MA 02110 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	36,364

Name and Address of Series B Holder	Shares of Common Stock To Be Beneficially Owned Upon the Conversion

IDEX Mutual Funds-IDEX T. Rowe Price Health Sciences Nominee name: Hare & Co. Bank of New York One Wall Street Window A New York, NY 10286 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	18,182

Raytheon Company Combined DB/DC Master Trust – Health Sciences Nominee name: BOST & Co. Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271 Copy to: Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202	18,182

TOTAL	9,545,455